First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2019 (unaudited)

Investments	Shares	Value ($)
COMMON STOCKS - 76.4%

Australia - 0.4%
Newcrest Mining Ltd.	63,789	1,471,973

Belgium - 1.4%
Groupe Bruxelles Lambert SA	38,487	3,694,301
Sofina SA	4,345	964,895
		4,659,196
Brazil - 0.5%
Cielo SA	872,351	1,679,637

Canada - 6.6%
Agnico Eagle Mines Ltd.	26,415	1,415,605
Barrick Gold Corp.	166,690	2,888,738
Cenovus Energy, Inc.	195,196	1,830,938
Franco-Nevada Corp.	11,738	1,069,564
Imperial Oil Ltd.	170,779	4,447,202
Nutrien Ltd.	121,337	6,052,290
Power Corp. of Canada	118,753	2,735,662
Wheaton Precious Metals Corp.	81,209	2,130,924
		22,570,923
Chile - 0.9%
Cia Cervecerias Unidas SA, ADR	137,746	3,056,584

Denmark - 0.4%
ISS A/S	60,814	1,503,526

France - 8.3%
Cie de Saint-Gobain	100,291	3,930,677
Danone SA	99,223	8,739,732
Laurent-Perrier	22,658	2,207,830
Legrand SA	17,663	1,260,024
Rexel SA	177,187	1,895,130
Saint Jean Groupe SA	4,600	117,322
Sanofi	48,199	4,464,808
Sodexo SA	34,868	3,914,451
Wendel SA	12,347	1,701,438
		28,231,412
Germany - 1.7%
FUCHS PETROLUB SE (Preference)	23,123	867,198
HeidelbergCement AG	49,626	3,585,478
Henkel AG & Co. KGaA (Preference)	553	54,719
Telefonica Deutschland Holding AG	445,331	1,241,624
		5,749,019
Greece - 0.2%
JUMBO SA	35,569	674,419

Hong Kong - 4.9%
CK Asset Holdings Ltd.	362,500	2,455,971
Great Eagle Holdings Ltd.	603,814	2,066,075
Guoco Group Ltd.	192,670	3,109,345
Hang Lung Properties Ltd.	466,251	1,058,152
Hongkong Land Holdings Ltd.	112,800	634,186
Hysan Development Co. Ltd.	450,760	1,817,746
Jardine Matheson Holdings Ltd.	90,980	4,868,994
Jardine Strategic Holdings Ltd.	18,900	565,326
		16,575,795
Ireland - 0.6%
CRH plc	54,690	1,875,330

Italy - 0.0%(a)
Italmobiliare SpA	870	19,904

Japan - 22.2%
As One Corp.	18,780	1,558,837
Chofu Seisakusho Co. Ltd.	58,785	1,308,376
Daiichikosho Co. Ltd.	58,230	2,695,709
FANUC Corp.	49,580	9,371,783
Hirose Electric Co. Ltd.	28,380	3,496,289
Hoshizaki Corp.	20,900	1,647,473
Hoya Corp.	25,460	2,085,249
Kansai Paint Co. Ltd.	79,080	1,848,468
KDDI Corp.	271,400	7,081,571
Keyence Corp.	4,100	2,552,070
Komatsu Ltd.	80,000	1,844,783
Mitsubishi Electric Corp.	189,300	2,525,292
Mitsubishi Estate Co. Ltd.	357,460	6,912,035
MS&AD Insurance Group Holdings, Inc.	77,900	2,532,074
Nagaileben Co. Ltd.	37,310	793,290
Nissin Foods Holdings Co. Ltd.	16,000	1,159,536
NTT DOCOMO, Inc.	183,600	4,688,159
Olympus Corp.	17,864	242,020
Secom Co. Ltd.	66,660	6,099,784
Shimano, Inc.	17,960	2,713,827
SK Kaken Co. Ltd.	2,038	822,739
SMC Corp.	7,460	3,206,518
Sompo Holdings, Inc.	175,100	7,353,650
T Hasegawa Co. Ltd.	48,800	904,886
		75,444,418
Mexico - 0.6%
Fresnillo plc	162,144	1,364,079
Industrias Penoles SAB de CV	61,384	817,053
		2,181,132
Netherlands - 0.2%
HAL Trust	4,723	697,937

Norway - 0.9%
Orkla ASA	338,712	3,082,048

Singapore - 1.8%
ComfortDelGro Corp. Ltd.	575,610	1,000,099
Haw Par Corp. Ltd.	529,313	5,124,052
UOL Group Ltd.	700	3,801
		6,127,952

See Notes to Schedule of Investments.	(Continued)

Investments	Shares	Value ($)
South Korea - 4.5%
Fursys, Inc.	39,392	1,050,541
Hyundai Mobis Co. Ltd.	11,293	2,376,533
Kia Motors Corp.	95,856	3,654,715
KT&G Corp.	50,288	4,436,676
Lotte Confectionery Co. Ltd.	2,996	368,245
Lotte Corp.	17,807	539,140
NAVER Corp.	3,137	411,465
NongShim Co. Ltd.	6,038	1,258,355
Samsung Electronics Co. Ltd. (Preference)	36,674	1,210,575
		15,306,245
Sweden - 2.4%
Industrivarden AB, Class C	38,232	836,365
Investor AB, Class A	96,942	4,658,505
Investor AB, Class B	16,963	828,427
Svenska Handelsbanken AB, Class A	200,446	1,875,189
		8,198,486
Switzerland - 3.8%
Cie Financiere Richemont SA (Registered)	44,772	3,281,146
Nestle SA (Registered)	62,997	6,832,311
Pargesa Holding SA	35,541	2,733,759
		12,847,216
Taiwan - 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	54,529	2,534,508

Thailand - 1.2%
Bangkok Bank PCL, NVDR	589,505	3,343,912
Thai Beverage PCL	1,255,292	803,824
		4,147,736
Turkey - 0.2%
AG Anadolu Grubu Holding A/S	191,062	524,217

United Kingdom - 9.6%
Berkeley Group Holdings plc	47,093	2,417,965
British American Tobacco plc	182,852	6,752,772
BT Group plc	552,689	1,212,277
Diageo plc	48,196	1,968,822
GlaxoSmithKline plc	153,167	3,283,075
Hiscox Ltd.	72,214	1,473,646
Linde plc	16,898	3,279,770
Lloyds Banking Group plc	6,357,455	4,214,487
TechnipFMC plc	228,469	5,515,242
Unilever NV	16,117	967,784
WPP plc	119,521	1,496,566
		32,582,406
United States - 2.4%
Newmont Goldcorp Corp.	84,177	3,191,992
Royal Gold, Inc.	12,416	1,529,775
Willis Towers Watson plc	17,941	3,462,075
		8,183,842
TOTAL COMMON STOCKS (Cost $190,033,846)		259,925,861

Ounces
COMMODITIES - 9.2%

Gold bullion* (Cost $18,983,344)	21,237	31,299,110

	Principal Amount ($)
FOREIGN GOVERNMENT SECURITIES - 1.6%

Indonesia - 0.2%
Indonesia Treasury Bond
8.25%, 7/15/2021	IDR	10,534,000,000	766,989

Malaysia - 0.2%
Malaysia Government Bond
3.66%, 10/15/2020	MYR	648,000	155,591
3.42%, 8/15/2022	MYR	2,706,000	651,473
			807,064
Peru - 0.0%(a)
Republic of Peru
8.20%, 8/12/2026(b)	PEN	267,000	100,534

Poland - 0.4%
Republic of Poland
2.50%, 4/25/2024	PLN	4,810,000	1,238,067

Singapore - 0.8%
Singapore Government Bond
3.25%, 9/1/2020	SGD	1,882,000	1,381,153
2.25%, 6/1/2021	SGD	1,581,000	1,155,414
			2,536,567
TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $5,509,871)			5,449,221

SHORT-TERM INVESTMENTS - 11.8%

COMMERCIAL PAPER - 10.9%
American Honda Finance Corp.
2.18%, 10/21/2019(c)	3,659,000		3,654,543
Engie SA
2.01%, 1/7/2020(c)	4,000,000		3,976,867
Eni Finance USA, Inc.
2.21%, 10/1/2015(b)(c)	6,904,000		6,903,573
Entergy Corp.
2.12%, 10/1/2015(b)(c)	7,366,000		7,365,565

See Notes to Schedule of Investments.	(Continued)

Investments	Principal Amount ($)	Value ($)
LVMH Moet Hennessy Louis Vuitton, Inc.
2.11%, 11/19/2019(c)	3,970,000	3,958,570
Molson Coors Brewing Co Commercial Paper Zero Cpn
2.28%, 10/1/2019(c)	3,797,000	3,796,756
NRW Bank
2.18%, 10/23/2019(c)	3,675,000	3,670,234
Ontario Teachers’ Finance Trust
1.96%, 2/3/2020(b)(c)	4,000,000	3,971,804
TOTAL COMMERCIAL PAPER (Cost $37,301,507)		37,297,912

U.S. TREASURY OBLIGATIONS - 0.9%
U.S. Treasury Bills
1.86%, 1/9/2020 (Cost $2,984,583)(c)	3,000,000	2,984,977

	Shares
INVESTMENT COMPANIES - 0.0%(a)
JP Morgan U.S. Government Money Market Fund, Agency Shares 1.76% (d) (Cost $2,641)	2,641	2,641

TOTAL SHORT-TERM INVESTMENTS (Cost $40,288,731)		40,285,530

Total Investments - 99.0% (Cost $254,815,792)		336,959,722
Other Assets Less Liabilities - 1.0%		3,453,954
Net Assets - 100.0%		340,413,676

*                 Non-income producing security.

(a)         Represents less than 0.05% of net assets.

(b)         Securities exempt from registration under Rule 144A or section 4(a)(2) of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(c)          The rate shown was the current yield as of September 30, 2019.

(d)         Represents 7-day effective yield as of September 30, 2019.

See Notes to Schedule of Investments.	(Continued)

Forward Foreign Currency Exchange Contracts outstanding as of September 30, 2019

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,878,439	EUR	5,164,000	Goldman Sachs	10/16/2019	$243,595
USD	725,856	GBP	569,000	Goldman Sachs	10/16/2019	25,814
USD	3,341,425	JPY	359,387,000	Goldman Sachs	10/16/2019	14,323
USD	2,406,379	EUR	2,119,000	JPMorgan Chase Bank	11/13/2019	89,210
USD	710,865	GBP	565,000	JPMorgan Chase Bank	11/13/2019	14,954
USD	4,127,099	JPY	444,212,000	JPMorgan Chase Bank	11/13/2019	6,803
USD	1,788,723	EUR	1,592,000	UBS AG	12/18/2019	42,940
USD	3,963,939	JPY	416,943,000	UBS AG	12/18/2019	85,394
USD	1,790,553	EUR	1,612,000	HSBC Bank plc	1/15/2020	18,843
USD	1,164,013	GBP	939,000	HSBC Bank plc	1/15/2020	4,394
USD	3,546,827	JPY	378,810,000	HSBC Bank plc	1/15/2020	14,811
Total unrealized appreciation						561,081
USD	829,608	GBP	681,000	UBS AG	12/18/2019	(10,439)
Total unrealized depreciation						(10,439)
Net unrealized appreciation						$550,642

Abbreviations
ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MYR	Malaysia Ringgit
NVDR	Non-Voting Depositary Receipt
PEN	Peruvian Sol
PLN	Polish Zloty
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Schedule of Investments.	(Continued)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Auto Components	0.7%
Automobiles	1.1
Banks	2.8
Beverages	2.3
Building Products	1.2
Chemicals	4.1
Commercial Services & Supplies	2.5
Commodities	9.2
Construction Materials	1.6
Diversified Financial Services	4.7
Diversified Telecommunication Services	0.8
Electrical Equipment	1.1
Electronic Equipment, Instruments & Components	1.8
Energy Equipment & Services	1.6
Entertainment	0.8
Food Products	6.3
Foreign Government Securities	1.6
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	0.5
Hotels, Restaurants & Leisure	1.1
Household Durables	1.1
Household Products	0.0 *
Industrial Conglomerates	2.9
Insurance	5.2
Interactive Media & Services	0.1
IT Services	0.5
Leisure Products	0.8
Machinery	4.7
Media	0.4
Metals & Mining	4.6
Oil, Gas & Consumable Fuels	1.8
Personal Products	0.3
Pharmaceuticals	3.8
Real Estate Management & Development	4.4
Road & Rail	0.3
Semiconductors & Semiconductor Equipment	0.7
Specialty Retail	0.2
Technology Hardware, Storage & Peripherals	0.3
Textiles, Apparel & Luxury Goods	1.0
Tobacco	3.3
Trading Companies & Distributors	0.6
Wireless Telecommunication Services	3.5
Short-Term Investments	11.8
Total Investments	99.0%

*Less than 0.05%

See Notes to Schedule of Investments.	(Continued)

First Eagle Overseas Variable Fund

Notes to Schedule of Investments (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At September 30, 2019, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the “Adviser”), a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”), manages the Fund. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group L.P. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the closing bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Prior to April 8, 2019, all bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available, were generally priced at the evaluated bid price provided by an approved pricing service prior to the close of the NYSE (normally 3:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets and security-specific events. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation and Liquidity Committee (the “Committee”) to oversee the execution of the valuation and liquidity procedures for the Fund.

The following is a summary of the Fund’s inputs used to value the Fund’s investments as of September 30, 2019:

Description	Level 1	Level 2	Level 3	Total

Assets:†
Common Stocks	$58,836,348	$201,089,513 (a)	$—	$259,925,861
Commodities *	—	31,299,110	—	31,299,110
Foreign Government Securities	—	5,449,221	—	5,449,221
Short-Term Investments	2,641	40,282,889	—	40,285,530
Forward Foreign Currency Exchange Contracts**	—	561,081	—	561,081
Total	$58,838,989	$278,681,814	$—	$337,520,803

Liabilities:
Forward Foreign Currency Exchange Contracts **	$—	$(10,439)	$—	$(10,439)
Total	$—	$(10,439)	$—	$(10,439)

(a) At September 30, 2019, certain non-U. S. securities applied the procedures under which movements in the price for U.S. securities (beyond specific thresholds) occurring after the close of a foreign market required fair valuation of securities traded in that foreign market. See Note 1(a) for additional details.

† See Schedule of Investments for additional detailed categorizations.

* Represents gold bullion.

** Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

b)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund’s currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments. For the nine-month period ended September 30, 2019, the average monthly outstanding currency purchased and/or sold in U.S. dollars for forward foreign currency exchange contracts totaled $908,230 and $30,603,137, respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund’s custodian bank. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At September 30, 2019, the Fund had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

			Derivative Gain (Loss) Recognized in Income
Risk Type	Asset Derivative Fair Value	Liability Derivative Fair Value	Net realized gains (losses)	Change in Appreciation (Depreciation)
Foreign currency	$561,081	$10,439	$524,414	$632,141

The following table presents the Fund’s gross derivative assets by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of September 30, 2019:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
Goldman Sachs	$283,732	$—	$(250,000)	$33,732
HSBC Bank plc	38,048	—	—	38,048
JPMorgan Chase Bank	110,967	—	(110,000)	967
UBS AG	128,334	(10,439)	—	117,895
Total	$561,081	$(10,439)	$(360,000)	$190,642

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
UBS AG	$10,439	$(10,439)	$—	$—
Total	$10,439	$(10,439)	$—	$—